SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              January 26, 2000
                     (Date of earliest event reported)

                           RITE AID CORPORATION.
           (Exact Name of Registrant as Specified in its Charter)


          Delaware                       1-5742              23-1614034
       (State or Other                 (Commission          (IRS Employer
       Jurisdiction of                File Number)         Identification
       Incorporation)                                          Number)


               30 Hunter Lane, Camp Hill, Pennsylvania 17011
             (Address of Principal Offices, including zip code)


                               (717) 761-2633
            (Registrant's telephone number, including area code)




ITEM 5.   OTHER EVENTS

     RECEIPT OF CONSENTS

          The company issued a press release on January 26, 2000 announcing its receipt of certain consents from the holders of its public debt. The press release and related supplemental indentures are attached hereto as exhibits and incorporated herein by reference.

ITEM 7.   EXHIBITS

         4.1 Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and U.S. Bank Trust National Association as successor to
Morgan Guaranty Trust Company of New York, to the Indenture dated August 1, 1993 between Rite Aid Corporation and Morgan Guaranty Trust Company of New York.

         4.2 Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and Harris Trust and Savings Bank, to the Indenture dated September 10, 1997, between Rite Aid Corporation and Harris Trust and
Savings Bank.

         4.3 Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and Harris Trust and Savings Bank, to the Indenture dated September 22, 1998, between Rite Aid Corporation and Harris Trust and
Savings Bank.

         4.4 Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and Harris Trust and Savings Bank, to the Indenture dated December 21, 1998, between Rite Aid Corporation and Harris Trust and
Savings Bank.

         99.1 Press Release, dated January 26, 2000.



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RITE AID CORPORATION


Dated: February 3, 2000            By:    /s/ Elliot S. Gerson
                                        -------------------------------------
                                   Name:    Elliot S. Gerson
                                   Title:   Senior Executive Vice President
                                            and General Counsel

                               EXHIBIT INDEX


Exhibit
Number                           Description
------                           -----------

4.1 Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and U.S. Bank Trust National Association as successor to Morgan Guaranty Trust Company of New York, to the Indenture dated August 1, 1993 between Rite Aid Corporation and Morgan
         Guaranty Trust Company of New York.

4.2 Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and Harris Trust and Savings Bank, to the Indenture dated September 10, 1997, between Rite Aid Corporation and Harris Trust and Savings Bank.

4.3 Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and Harris Trust and Savings Bank, to the Indenture dated September 22, 1998, between Rite Aid Corporation and Harris Trust and Savings Bank.

4.4 Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and Harris Trust and Savings Bank, to the Indenture dated December 21, 1998, between Rite Aid Corporation and Harris
         Trust and Savings Bank.

99.1     Press Release, dated January 26, 2000.